INSTITUTIONAL MONEY MARKET FUND

Comerica Class K & Comerica Class Y Shares

Supplement Dated February 3, 2009

to Prospectus Dated October 31, 2008

Fee Waivers

In order to support yields, effective February 4, 2009, the Fund is voluntarily waiving collection of all of the non-12b-1 service plan fees applicable to the Class K shares. In addition, the advisor may in the future voluntarily waive, reduce or absorb management fees and/or other expenses with respect to any class of shares of the Fund in order to support yields. These voluntary waivers or reductions may be discontinued at any time.

Accordingly, the “Annual Fund Operating Expenses” table on page 5 of the Prospectus is hereby deleted and replaced with the following:

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Comerica Class K Shares	Comerica Class Y Shares
Management Fees (a)	0.20%	0.20%
Non-12b-1 Service Plan Fees (b)	0.25%	0.00%
Other Expenses (c)	0.15%	0.15%

Total Annual Fund Operating Expenses (d)	0.60%	0.35%

(a)	The advisor has voluntarily agreed to waive a portion of its management fee so that actual management fees are 0.16%. The advisor may change or discontinue its waiver of a portion of its management fees at any time.
(b)	The Fund is voluntarily waiving its collection of all non-12b-1 service plan fees charged on Class K shares of the Fund. As a result of this waiver, Non-12b-1 Service Plan Fees for Class K shares are 0.00%. The Fund may change or discontinue this voluntary waiver at any time.
(c)	The advisor has voluntarily agreed to reimburse all of the Fund’s operating expenses other than management fees, brokerage, interest, taxes, and extraordinary expenses, such as the cost of participation in the Treasury Temporary Guarantee Program. As a result of these reimbursements, Other Expenses of the Funds are expected to be 0.01%. The advisor may change or discontinue all or part of the expense reimbursements at any time.
(d)	As a result of the foregoing expected waivers and reimbursements, Total Annual Fund Operating Expenses for both Comerica Class K and Comerica Class Y shares are expected to be 0.17%.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE